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                                                                   Exhibit 10.50

                            INTERCREDITOR AGREEMENT

          This INTERCREDITOR AGREEMENT (this "Agreement") is made as of the 25th day of October, 1999, by and between CAPSTONE CAPITAL, LLC, a Delaware limited liability company, having its principal place of business at 515 Madison Avenue, 21st Floor, New York, New York 10022 ("Subordinate Lender"), and CONVENIENCE STORE FINANCE COMPANY, LLC, a Delaware limited liability company, having an address at 10880 Wilshire Boulevard, 21st Floor, Los Angeles, California 90024 ("Senior Lender").

                                 RECITALS:

          A. Pursuant to that certain Loan and Security Agreement dated October 25, 1999 by and between LLO-Gas, Inc., a Delaware corporation ("Borrower") and Senior Lender (the "Senior Loan Agreement"), Senior Lender is about to make a loan to Borrower in the amount of SEVEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($7,800,000) (the "Senior Loan"). The Senior Loan is secured by, among other things, the "Collateral" (as defined in the Senior Loan Agreement, and as described on Exhibit A attached hereto and incorporated herein by reference) located at each of the properties listed on Exhibit B attached hereto (each a "Property).

              The Collateral given by Borrower as security for the Senior Loan includes without limitation, all inventory of refined petroleum products and the proceeds thereof of Borrower located at each Property (the "Petroleum Inventory").

          B. Pursuant to that certain Security Agreement dated October 20, 1999 by and between Borrower and Subordinate Lender (the "Subordinate Loan Agreement"), Subordinate Lender has or may provide certain loans to Borrower in the principal amount of $450,000.00 (the "Subordinate Loan").

          C. Subject to the terms and conditions of this Agreement, Senior Lender will allow Subordinate Lender to take a senior security interest only in the Petroleum Inventory.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Senior Lender and Subordinate Lender agree as follows:

          1.  Priority of Interests in Petroleum Inventory.   Subject to the
              --------------------------------------------
terms and conditions of this Agreement, Subordinate Lender and Senior Lender agree that the interest of Senior Lender in and to the Petroleum Inventory only shall be subordinate to the security interest of Subordinate Lender in and to such Petroleum Inventory pursuant to Subordinate Loan Agreement, in an amount not to exceed $450,000.00, plus any accrued and unpaid interest (including at the default interest rate set forth in the Subordinate Loan Agreement) and reasonable costs and fees by Subordinate Lender incurred reasonably in collection of such amounts. Notwithstanding the foregoing or anything contained herein to the contrary, Subordinate Lender acknowledges and agrees that except as expressly provided above any security or other interest of Subordinate Lender in and to any Collateral other than the Petroleum Inventory shall be subject and subordinate in all respects to the rights and interests of
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Senior Lender, including, without limitation, Senior Lender's rights and remedies with respect to the Collateral upon any default under the Senior Loan. Subordinate Lender further acknowledges and agrees that notwithstanding anything contained in the Subordinate Loan Agreement or any documents and financing statements executed in connection therewith (including, without limitation, those certain UCC-1 Financing Statements executed by Borrower in favor of Subordinate Lender filed with the California Secretary of State on August 26, 1999 as File Nos. 9924360720, 9924360732, 9924360711 and 9924360717) or in this
Agreement to the contrary, Subordinate Lender shall be deemed to possess a security interest in the Petroleum Inventory only, notwithstanding any broader definition of the "collateral" pledged as security by Borrower under the Subordinate Loan Agreement and/or such other documents and financing statements. Subordinate Lender further agrees to release or modify any financing statements which may exist within five (5) business days after the date of this Agreement to effectuate the foregoing sentence.

          2.  Exercise of Remedies by Subordinate Lender.   Notwithstanding
              ------------------------------------------
anything in Section 1 or elsewhere in this Agreement to the contrary, Subordinate Lender hereby agrees to subordinate, and does hereby subordinate, payment of any and all Subordinated Debt (as defined below) to payment to Senior Lender of any and all of Senior Lender's Debt (as defined below). Without limitation to the foregoing, Subordinate Lender hereby agrees that it shall not
(i) demand, sue for or commence any legal proceeding to collect any of the Subordinated Debt, accelerate the payment of the Subordinated Debt or commence, vote or take any action in respect of any Bankruptcy Action (as defined below) or exercise any of its rights under the Subordinate Loan Agreement, the California Uniform Commercial Code, or otherwise with respect to any of the Collateral (including, without limitation, the Petroleum Inventory) without Senior Lender's prior written consent unless and until Senior Lender's Debt shall have been paid in full, (ii) receive or be entitled to receive any portion of the Subordinated Debt at any time during which a default shall exist with respect to Senior Lender's Debt or Subordinate Lender shall be in breach of its obligations hereunder, or (iii) accept or obtain any lien, pledge or security interest as security for the Subordinated Debt other than as expressly permitted pursuant to Section 1 hereof. Subordinate Lender shall, however, be entitled to retain and to distribute to its partners, shareholders, members or other beneficial owners (as applicable) any payments made by Borrower strictly in accordance with the terms of the payment of the Subordinated Debt at any time prior to the events described in clause (ii) above.

              "Senior Lender's Debt" means all indebtedness, liabilities and other obligations of Borrower to Senior Lender, direct or indirect, absolute or contingent due or to become due, now existing or hereafter incurred, including without limitation, all indebtedness evidenced by the Senior Loan Agreement and any extensions or renewals thereof.

              "Subordinated Debt" means all indebtedness, liabilities and other obligations of Borrower to Subordinate Lender, direct or indirect, absolute or contingent, due or to become due.

          3.  Events of Bankruptcy.  Subordinate Lender and Senior Lender agree
              --------------------
that upon any distribution of the assets or readjustment of the indebtedness of Borrower, whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of Senior Lender's Debt or the Subordinated Debt, or the application of the assets of Borrower to

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the payment or liquidation thereof (each of the foregoing being referred to herein as a "Bankruptcy Action"), (a) proceeds from the liquidation or other disposition of the Petroleum Inventory only during the pendency or in connection with such Bankruptcy Action may be applied to the Subordinated Debt (in a total amount not to exceed $450,000.00, plus any accrued and unpaid interest (including at the default interest rate set forth in the Subordinate Loan Agreement) and reasonable costs and fees by Subordinate Lender incurred reasonably in collection of such amounts) before application of such proceeds may be applied to the payment of the Senior Lender's Debt, and (b) except as expressly provided in subparagraph (a), Senior Lender shall be entitled to receive payment in full of any and all Senior Lender's Debt prior to the payment of all or any part of the Subordinated Debt, and in order to enable Senior Lender to enforce Senior Lender's rights hereunder in any such action or proceeding, Senior Lender is hereby irrevocably authorized and empowered in its discretion (in Senior Lender's name or in the name of Subordinate Lender) to make and to present for and on behalf, of Subordinate Lender such proofs of claim against Borrower on account of the Subordinated Debt as Senior Lender may deem expedient or proper and to receive and collect any and all dividends, distributions or other payments or disbursements made thereon in whatever form the same may be paid or issued and to apply the same to the Senior Lender's Debt (or, if applicable pursuant to subparagraph (a), to the Subordinated Debt). Subordinate Lender further agrees to execute and deliver to Senior Lender such assignments or other instruments as may be required by Senior Lender in order to enable Senior Lender to enforce any and all claims, and to collect any and all payments or disbursements which may be made, on account of all or any of the Subordinated Debt.

              Without limitation to the rights provided to Senior Lender in the preceding paragraph, and subject to the rights of Subordinate Lender pursuant to subparagraph (a) above. Subordinate Lender hereby irrevocably (i) grants Senior Lender the right (in Senior Lender's name or in the name of Subordinate Lender) to exercise any and all rights of Subordinate Lender in any Bankruptcy Action to make elections with respect to the Subordinated Debt including, without limitation, elections with respect to any proposed plan of reorganization, (ii) agrees to consent to any motion made by or on behalf of Senior Lender in any Bankruptcy Action for relief against any stay or injunction therein against collection of Senior Lender's Debt, including, but not limited to, any motion made by or on behalf of Senior Lender therein to lift such stay or injunction for the purposes of any foreclosure proceeding, and (iii) makes, constitutes and appoints Senior Lender its attorney-in-fact with full power to appoint substitutes or a trustee to accomplish the purposes of this Section 3 (which power of attorney shall be deemed to be coupled with an interest, shall survive the voluntary or involuntary dissolution of Subordinate Lender, and shall not be affected by any disabilities or incapacity suffered by Borrower subsequent to the date hereof).

          4.  Receipt of Payments.  Subordinate Lender agrees that any payments
              -------------------
or proceeds received by Subordinate Lender in contravention of the terms and provisions of this Agreement will be deemed to be held in trust for Senior Lender and promptly delivered to Senior Lender.

          5.  No Assignment, Modification or Participation.   So long as any of
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Senior Lender's Debt remains outstanding, Subordinate Lender hereby agrees not to assign, transfer, pledge or grant participations in any rights, claims or interests of any kind in or to the

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Subordinated Debt without first obtaining Senior Lender's prior written consent.
Any such transfer, assignment or pledge without Senior Lender's consent shall be void.

          6.   Subordination Continuing.   This is a continuing agreement of
               ------------------------
subordination, and Senior Lender may continue, without notice to holders of the Subordinated Debt, to extend credit or other accommodations or benefits and loan money to or for the account of Borrower on the faith hereof until the Senior Lender's Debt has been paid in full. It is further understood and agreed that Senior Lender may at any time, in Senior Lender's discretion, amend or otherwise modify any of the terms or provisions of the Senior Loan Agreement and any other documents evidencing, securing and/or guarantying the Senior Loan, renew or extend the time of payment of all or any portion of Senior Lender's Debt, waive or release any collateral which may be held therefor or release any party directly or indirectly liable for payment of any portion of Senior Lender's Debt at any time, and in furtherance thereof make and enter into any agreements Senior Lender deems proper or desirable, without notice to or further assent from the Subordinate Lender, without in any manner impairing or affecting this Agreement or Senior Lender's rights hereunder.

          7.   Governing Law.  This Agreement shall be deemed to be governed,
               -------------
construed, applied and enforced in accordance with the laws of the State of California and the applicable laws of the United States of America.

          8.   No Oral Change.  This Agreement, and any provisions hereof, may
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not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Subordinate Lender or Senior Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          9.   Liability.   If Subordinate Lender consists of more than one
               ---------
person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon an inure to the benefit of Subordinate Lender and Senior Lender and their respective successors an assigns forever.

          10.  Inapplicable Provisions.   If any term, covenant or condition of
               -----------------------
this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

          11.  Headings, etc.   The headings and captions of various paragraphs
               -------------
of this Agreement are for convenience of reference only and are not to be construed as defining or limiting in any way the scope or intent of the provisions hereof.

          12.  Duplicate Originals; Counterparts.   This Agreement may be
               ---------------------------------
executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

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          13.  Number and Gender.   Whenever the context may require, any
               -----------------
pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          14.  Miscellaneous.   Whenever pursuant to this Agreement (a) Senior
               -------------
Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Senior Lender, or (c) any other decision or determination is to be made by Senior Lender, the decision of Senior Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Senior Lender, shall be exercised by Senior Lender in its sole discretion and shall be final and conclusive.

          IN WITNESS WHEREOF Subordinate Lender and Senior Lender have executed this Agreement as of the date and year first written above.

                         SUBORDINATE LENDER:

                         CAPSTONE CAPITAL, LLC,
                         a Delaware limited liability company

                         By:
                             -------------------------------------
                              Joseph F. Ingrassia
                              Managing Member


                         SENIOR LENDER:

                         CONVENIENCE STORE FINANCE COMPANY, LLC
                         a Delaware limited liability company


                         By:  /s/ Eric J. [illegible]
                              -------------------------------------
                              Name:
                              Title:



ACKNOWLEDGED AND AGREED TO THIS
2 DAY OF OCTOBER, 1999
-

BORROWER:

LLO-GAS, INC.,
a Delaware corporation

By:  /s/ John Castellucci
     -----------------------------------
     Name:   John D. Castelluci
     Title:  President

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          IN WITNESS WHEREOF Subordinate Lender and Senior Lender have executed this Agreement as of the date and year first written above.

                         SUBORDINATE LENDER:

                         CAPSTONE CAPITAL, LLC,
                         a Delaware limited liability company

                         By:  /s/ Joseph Ingrassia
                              -------------------------------------
                              Joseph F. Ingrassia
                              Managing Member



                         SENIOR LENDER:

                         CONVENIENCE STORE FINANCE COMPANY, LLC
                         a Delaware limited liability company


                         By:
                             --------------------------------------
                              Name:
                              Title:



ACKNOWLEDGED AND AGREED TO THIS
    DAY OF OCTOBER, 1999
---

BORROWER:

LLO-GAS, INC.,
a Delaware corporation

By:____________________________
     Name:
     Title:

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                                   EXHIBIT A
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                           Description of Collateral
                               (to be attached)

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                                   EXHIBIT B
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                    3817 W. Third Street, Los Angeles, CA
                    366 N. San Gabriel Blvd., Rosemead, CA
                    702 W. Broadway Road, Phoenix, AZ
                    4100 California Avenue, Bakersfield, CA
                    13001 Stockdale Hwy., Bakersfield, CA
                    64200 20th Street/P.O. Box 938 N. Palms Springs, CA 240 Commerce Drive, Mammoth Lakes, CA
                    16096 Slover Avenue, Fontana, CA

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